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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

                          DATE OF REPORT: July 28, 2004

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                             AMERIGROUP CORPORATION

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            Delaware                                          54-1739323
(State or Other Jurisdiction of                            (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)

                              4425 Corporation Lane
                            Virginia Beach, VA 23462
                                 (757) 490-6900
                             www.amerigroupcorp.com

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Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                                  Description
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  99.1      Press Release, dated July 28, 2004 by AMERIGROUP Corporation (the
            "Company").

Item 12. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on July 28, 2004 containing financial information for the Company for the quarterly period ended June 30, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        AMERIGROUP Corporation

        Date: July 28, 2004

By:      /s/    KATHLEEN K. TOTH
         --------------------------------------------
Name:   Kathleen K. Toth
Title:  Executive Vice President and
        Chief Accounting Officer
        (principal financial officer)

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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------     --------------------------------------------------------------------

 99.1       Press Release, dated July 28, 2004 by AMERIGROUP Corporation.